EXELON CORPORATION AMENDED AND RESTATED BYLAWS (Amended and Restated effective August 3, 2022)

TABLE OF CONTENTS Page ARTICLE I. Offices .......................................................................................................................................... 1 Section 1.01 Registered Office .......................................................................................................... 1 Section 1.02 Other Offices ................................................................................................................ 1 ARTICLE II. Shareholders ............................................................................................................................... 1 Section 2.01 Place of Meetings; Use of Conference Telephone and Similar Equipment ................. 1 Section 2.02 Annual Meeting ............................................................................................................ 1 Section 2.03 Special Meetings .......................................................................................................... 1 Section 2.04 Notice of Meetings ....................................................................................................... 2 Section 2.05 Quorum and Adjournment ........................................................................................... 3 Section 2.06 Action by Shareholders ................................................................................................ 3 Section 2.07 Organization ................................................................................................................. 3 Section 2.08 Voting Rights of Shareholders ...................................................................................... 4 Section 2.09 Voting and Other Action by Proxy ................................................................................ 4 Section 2.10 Voting by Fiduciaries and Pledgees .............................................................................. 5 Section 2.11 Voting by Joint Holders of Shares ................................................................................ 5 Section 2.12 Voting by Corporations ................................................................................................ 6 Section 2.13 Determination of Shareholders of Record ................................................................... 6 Section 2.14 Voting Lists ................................................................................................................... 7 Section 2.15 Judges of Election ......................................................................................................... 7 Section 2.16 Minors as Security Holders ........................................................................................... 8 Section 2.17 Conduct of Business; Notice of Shareholder Proposals and Director Nominations; Proxy Access .......................................................................................... 8 ARTICLE III. Board of Directors .................................................................................................................... 22 Section 3.01 Powers ........................................................................................................................ 22 Section 3.02 Qualifications and Election of Directors ..................................................................... 23 Section 3.03 Number and Term of Office ....................................................................................... 23 Section 3.04 Vacancies .................................................................................................................... 24 Section 3.05 Removal of Directors .................................................................................................. 24 Section 3.06 Place of Meetings; Use of Conference Telephone and Similar Equipment ............... 25 Section 3.07 Organization of Meetings ........................................................................................... 25 Section 3.08 Regular Meetings ....................................................................................................... 25 Section 3.09 Special Meetings ........................................................................................................ 25 Section 3.10 Notice of Meetings ..................................................................................................... 25 Section 3.11 Quorum of and Action by the Board of Directors ...................................................... 25 Section 3.12 Committees of the Board. .......................................................................................... 26 Section 3.13 Compensation ............................................................................................................ 27 Section 3.14 Chair of the Board ...................................................................................................... 27 Section 3.15 Lead Director .............................................................................................................. 27 ARTICLE IV. Officers ..................................................................................................................................... 27 Section 4.01 Officers Generally ....................................................................................................... 27 Section 4.02 Election, Term of Office and Resignations ................................................................. 27 Section 4.03 Subordinate Officers, Committees and Agents .......................................................... 28 Section 4.04 Removal of Officers and Agents ................................................................................. 28 Section 4.05 Vacancies .................................................................................................................... 28

TABLE OF CONTENTS (continued) Page ii Section 4.06 Authority .................................................................................................................... 28 Section 4.07 The Chief Executive Officer ........................................................................................ 28 Section 4.08 The President ............................................................................................................. 28 Section 4.09 The Vice Presidents .................................................................................................... 29 Section 4.10 The Secretary .............................................................................................................. 29 Section 4.11 The Treasurer ............................................................................................................. 29 Section 4.12 Salaries ....................................................................................................................... 29 ARTICLE V. Notices ...................................................................................................................................... 29 Section 5.01 Manner of Giving Notice ............................................................................................ 29 Section 5.02 Waiver of Notice ......................................................................................................... 30 Section 5.03 Modification of Proposal Contained in Notice ........................................................... 30 Section 5.04 Exception to Requirement of Notice .......................................................................... 30 ARTICLE VI. Uncertificated Stock, Transfer, Etc. ......................................................................................... 30 Section 6.01 Uncertificated Shares ................................................................................................. 30 Section 6.02 Transfer ...................................................................................................................... 31 Section 6.03 Record Holder of Shares ............................................................................................. 31 Section 6.04 Lost, Destroyed or Mutilated Certificates .................................................................. 31 ARTICLE VII. Indemnification of Directors, Officers and Other Authorized Representatives; Personal Liability of Directors .................................................................................................................................... 31 Section 7.01 Right to Indemnification ............................................................................................. 31 Section 7.02 Right to Advancement of Expenses ............................................................................ 32 Section 7.03 Right of Indemnitee to Bring Suit ............................................................................... 32 Section 7.04 Non-Exclusivity of Rights ............................................................................................ 33 Section 7.05 Insurance .................................................................................................................... 33 Section 7.06 Indemnification of Employees and Agents of the Corporation .................................. 33 Section 7.07 Interpretation; Amendments ..................................................................................... 33 Section 7.08 Personal Liability of Directors .................................................................................... 33 ARTICLE VIII. Emergency Bylaws ................................................................................................................. 34 Section 8.01 Scope of Article .......................................................................................................... 34 Section 8.02 Special Meetings of the Board ................................................................................... 34 Section 8.03 Emergency Committee of the Board .......................................................................... 34 ARTICLE IX. Miscellaneous .......................................................................................................................... 35 Section 9.01 Corporate Seal ............................................................................................................ 35 Section 9.02 Checks ......................................................................................................................... 35 Section 9.03 Contracts .................................................................................................................... 35 Section 9.04 Voting by the Corporation .......................................................................................... 35 Section 9.05 Interested Directors or Officers; Quorum .................................................................. 35 Section 9.06 Deposits ...................................................................................................................... 36 Section 9.07 Corporate Records...................................................................................................... 36 Section 9.08 Fiscal Year ................................................................................................................... 36 Section 9.09 Amendment of Bylaws ............................................................................................... 36

ARTICLE I. Offices Section 1.01 Registered Office. The registered office of Exelon Corporation (the “corporation”) shall be in the City of Erie, in the County of Erie, in the Commonwealth of Pennsylvania. The address of the registered office may be changed from time to time by the corporation’s board of directors (the “board” or the “board of directors”). Section 1.02 Other Offices. The corporation may also have offices at such other places within or without the Commonwealth of Pennsylvania as the board of directors may from time to time appoint or as may be necessary, advisable, or appropriate for the business of the corporation. ARTICLE II. Shareholders Section 2.01 Place of Meetings; Use of Conference Telephone and Similar Equipment. Meetings of the shareholders of the corporation may be held at such place, if any, within or without the Commonwealth of Pennsylvania as may be designated by the board of directors, or in the absence of a designation by the board of directors, by the chair of the board or the chief executive officer and stated in the notice of a meeting. The board of directors may provide by resolution with respect to a specific meeting of shareholders or with respect to a class of meetings of shareholders that one or more persons may participate in a meeting of the shareholders of the corporation by means of conference telephone or other electronic technology by means of which all persons participating in the meeting can hear each other. If a meeting of the shareholders is held by means of the Internet or other electronic communications technology in a fashion pursuant to which the shareholders have the opportunity to read or hear the proceedings substantially concurrently with their occurrence, vote on matters submitted to the shareholders, pose questions to the directors, make appropriate motions and comment on the business of the meeting, the meeting need not be held at a particular geographic location. Except as otherwise provided in these bylaws, the presence or participation, including voting and taking other action, at a meeting of shareholders by conference telephone or other electronic means, including, without limitation, the Internet, shall constitute the presence of, or vote or action by, the shareholder. Section 2.02 Annual Meeting. The annual meeting of the shareholders for the election of directors and the transaction of other business, if any, shall be held on such date and time as may be fixed by the board and stated in the notice of meeting. Failure to hold such meeting at the designated time or on the designated date or to elect some or all of the members of the board at such meeting or any adjournment thereof shall not affect otherwise valid corporate acts or work a dissolution of the corporation. If the annual meeting shall not have been called and held within six months after the designated time, any shareholder may call the meeting at any time thereafter. Section 2.03 Special Meetings. Special meetings of the shareholders may be called at any time by resolution of the board of directors, which may fix the date, time, and place, if any, of the meeting, and shall be called as provided in the terms of the Preferred Stock (as defined in the corporation’s amended and restated articles of incorporation (as may be further amended in accordance with their terms, the “articles”)). If the board does not fix the date, time, or place, if any, of the meeting, it shall be the duty of the secretary to do so. A date fixed by the secretary shall not be more than sixty (60) calendar days after the date of the action calling the special meeting.

2 Section 2.04 Notice of Meetings. (a) General Rule. Notice in record form (as defined below) of every meeting of the shareholders shall be given in accordance with Article V of these bylaws by, or at the direction of, the corporation’s secretary (the “secretary”) or other authorized person to each shareholder of record entitled to vote at the meeting at least (i) ten (10) days prior to the day named for a meeting that will consider a transaction under Chapter 3 of the Pennsylvania Business Corporation Law, as amended (the “PBCL”) or a fundamental change under Chapter 19 of the PBCL or (ii) five (5) days prior to the date of the meeting. Written notice of any meeting of shareholders may be sent by any class of mail, postage prepaid, so long as such notice is sent at least twenty (20) calendar days prior to the date of the meeting. If the secretary or other authorized person neglects or refuses to give notice of a meeting, the person or persons calling the meeting may do so. In the case of a special meeting of shareholders, the notice shall specify the general nature of the business to be transacted. For purposes of the corporation’s amended and restated bylaws (as may be further amended from time in accordance with their terms, these “bylaws”), “record form” shall mean inscribed on a tangible medium or stored in an electronic or other medium and retrievable in perceivable form. Notwithstanding the foregoing, if the corporation solicits proxies generally with respect to a meeting of its shareholders, the corporation is not required to give notice of the meeting to any shareholder to whom the corporation is not required to send a proxy statement pursuant to the rules of the Securities and Exchange Commission. (b) Notice of Action by Shareholders on Articles. In the case of a meeting of shareholders that has as one of its purposes adoption, amendment or repeal of the articles, notice in record form shall be given to each shareholder entitled to vote thereon, and the notice shall include the proposed amendment or a summary of the changes to be effected thereby and, if Subchapter D of Chapter 15 (relating to dissenters rights) of the PBCL is applicable, the text of that subchapter. (c) Notice of Action by Shareholders on Bylaws. In the case of a meeting of shareholders that has as one of its purposes adoption, amendment or repeal of these bylaws, written notice shall be given to each shareholder that the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment, or repeal of these bylaws. There shall be included in, or enclosed with, the notice a copy of the proposed amendment or a summary of the changes to be effected thereby. (d) Shareholders Without Forwarding Addresses. Notice or other communications need not be sent to any shareholder with whom the corporation has been unable to communicate for more than 24 consecutive months because communications to the shareholder are returned unclaimed or the shareholder has otherwise failed to provide the corporation with a current address. Whenever the shareholder provides the corporation with a current address, the corporation shall recommence sending notices and other communications to the shareholder in the manner provided by these bylaws. (e) Adjourned Shareholder Meetings. When a meeting of shareholders is adjourned, it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the PBCL requires notice of the business to be transacted and such notice has not previously been given.

3 Section 2.05 Quorum and Adjournment. (a) General Rule. A meeting of the shareholders of the corporation duly called shall not be organized for the transaction of business unless a quorum is present. Except as otherwise provided in the terms of the Preferred Stock, the presence of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purposes of consideration and action on the matter. Shares of the corporation owned, directly or indirectly, by it shall not be counted in determining the total number of outstanding shares for quorum purposes at any given time. (b) Withdrawal of a Quorum. The shareholders present at a duly organized meeting can continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum. (c) Adjournments Generally. Any regular or special meeting of the shareholders, including one at which directors are to be elected, may be adjourned for such period as the shareholders present and entitled to vote shall direct. (d) Action in Absence of Quorum. If a meeting cannot be organized because a quorum has not attended, those present may, except as otherwise provided in the PBCL, adjourn the meeting to such time and place, if any, as they may determine. Those shareholders entitled to vote who attend a meeting of shareholders at which directors are to be elected that has been previously adjourned for lack of a quorum, although less than a quorum as fixed in Section 1756 of the PBCL or this Section 3.04, shall nevertheless constitute a quorum for the purpose of electing directors. Those shareholders entitled to vote who attend a meeting of shareholders that has previously been adjourned for one or more periods aggregating at least fifteen (15) days because of an absence of a quorum, although less than a quorum as fixed in Section 1756 of the PBCL or this Section 3.04, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the notice of the meeting if the notice states that those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matter. Section 2.06 Action by Shareholders. Except as otherwise provided in the PBCL or by the articles or these bylaws, whenever any corporate action is to be taken by vote of the shareholders of the corporation, it shall be authorized upon receiving the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon and, if any shareholders are entitled to vote thereon as a class, upon receiving the affirmative vote of a majority of the votes cast by the shareholders entitled to vote as a class, in each case at a duly organized meeting of shareholders. Except as otherwise provided in the terms of the Preferred Stock or when acting by unanimous consent to remove a director or directors, any action required or permitted to be taken by the shareholders of the corporation must be effected at a duly called annual or special meeting of the shareholders of the corporation and may not be effected by written consent in lieu of a meeting. Section 2.07 Organization. (a) Presiding Officer and Secretary of Meeting. At every meeting of the shareholders, the chair of the board, or such other director or officer of the corporation designated by the board, will act as the chairperson (the “presiding officer”) of the meeting. The secretary or, in the absence of the secretary, an assistant secretary, or, in the absence of both the secretary and assistant secretaries, a person appointed by the presiding officer of the meeting, shall act as secretary of the meeting.

4 (b) Rules of Conduct. Unless otherwise determined by the board of directors, the presiding officer of the meeting of shareholders will determine the order of business and have the right and authority to convene and (for any or no reason) to recess or adjourn the meeting, to make such rules, regulations, or procedures for the conduct of meetings of shareholders and to do all such acts as such presiding officer deems necessary, appropriate, or convenient for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the board or prescribed by the presiding officer, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) removal of any shareholder or any other individual who refuses to comply with the meeting rules, regulations or procedures; (iii) the rules, regulations and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in such meeting to shareholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the board of directors or the presiding officer shall permit; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; (vi) limitations on the time allotted to questions or comment by participants; (vii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (viii) the conclusion, recess or adjournment of the meeting, regardless of whether a quorum is present, to a later date and time and at a place, if any, announced at the meeting; (ix) restrictions on the use of audio and video recording devices, cell phones and other electronic devices; (x) rules, regulations and procedures for compliance with any federal, state or local laws or regulations, without limitation, those concerning safety, health or security; (xi) procedures (if any) requiring attendees to provide the corporation advance notice of their intent to attend the meeting; and (xii) any rules, regulations or procedures as the board or the presiding officer may deem appropriate regarding the participation by means of remote communication of shareholders and proxyholders not physically present at a meeting, whether such meeting is to be held at a designated place or solely by means of remote communication. Any action by the presiding officer in adopting rules for, and in conducting, a meeting shall be fair to the shareholders. Unless, and to the extent determined by the board of directors or the presiding officer of the meeting, meetings of shareholders need not be conducted in accordance with rules of parliamentary procedure. (c) Closing of the Polls. The presiding officer shall announce at the meeting when the polls close for each matter voted upon. If no announcement is made, the polls shall be deemed to have closed upon the final adjournment of the meeting. After the polls close, no ballots, proxies, or votes, nor any revocations or changes thereto, may be accepted. Section 2.08 Voting Rights of Shareholders. At all meetings of the shareholders of the corporation the holders of common stock shall be entitled to one vote for each share of common stock held by them, respectively. Section 2.09 Voting and Other Action by Proxy. (a) General Rule. (i) Every shareholder entitled to vote at a meeting of shareholders may authorize another person to act for the shareholder by proxy. (ii) The presence of, or vote or other action on behalf of a shareholder at a meeting of shareholders by a proxy of a shareholder shall constitute the presence of, or vote or action by, the shareholder.

5 (iii) Where two or more proxies of a shareholder are present, the corporation shall, unless otherwise expressly provided in the proxy, accept as the vote or other action of all shares represented thereby the vote cast or other action taken by a majority of them and, if a majority of the proxies cannot agree whether the shares represented shall be voted, or upon the manner of voting the shares or taking the other action, the voting of the shares or right to take other action shall be divided equally among those persons. (iv) A proxy marked “abstain” by a shareholder with respect to a particular proposal shall not be voted either for or against such proposal and shall not be considered “cast” with respect to such proposals. In any election of directors, any form of proxy in which the directors to be voted upon are named therein as candidates and which is marked by a shareholder “withhold” or otherwise marked in a manner indicating that the authority to vote for the election of directors is withheld shall not be voted either for or against the election of a director and shall not be considered “cast” with respect to such elections. (b) Form of Proxy. Every proxy shall be in a form approved by the secretary or as otherwise provided by the PBCL. (c) Revocation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until notice thereof has been given to the secretary of the corporation or his or her designated agent in writing or by electronic transmission. An unrevoked proxy shall not be valid after three years from the date of its signature, authentication, or transmission unless a longer time is expressly provided therein. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, notice in record form of the death or incapacity is given to the secretary or his or her designated agent. (d) Expenses. The corporation shall pay the reasonable expenses of solicitation of votes or proxies of shareholders by or on behalf of the board of directors or its nominees for election to the board, including solicitation by professional proxy solicitors and otherwise. Section 2.10 Voting by Fiduciaries and Pledgees. Shares of the corporation standing in the name of a trustee or other fiduciary and shares held by an assignee for the benefit of creditors or by a receiver may be voted by the trustee, fiduciary, assignee, or receiver. A shareholder whose shares are pledged shall be entitled to vote the shares until the shares have been transferred into the name of the pledgee, or a nominee of the pledgee, but nothing in this Section 2.10 shall affect the validity of a proxy given to a pledgee or nominee. Section 2.11 Voting by Joint Holders of Shares. (a) General Rule. Where shares of the corporation are held jointly or as tenants in common by two or more persons, as fiduciaries or otherwise: (i) if only one or more of such persons is present in person or by proxy, all of the shares standing in the names of such persons shall be deemed to be represented for the purpose of determining a quorum and the corporation shall accept as the vote of all the shares the vote cast by a joint owner or a majority of them; and

6 (ii) if the persons are equally divided upon whether the shares held by them shall be voted or upon the manner of voting the shares, the voting of the shares shall be divided equally among the persons without prejudice to the rights of the joint owners or the beneficial owners thereof among themselves. (b) Exception. If there has been filed with the secretary a copy, certified by an attorney-at- law to be correct, of the relevant portions of the agreement under which the shares are held or the instrument by which the trust or estate was created or the order of court appointing them or of an order of court directing the voting of the shares, the persons specified as having such voting power in the latest document so filed, and only those persons, shall be entitled to vote the shares but only in accordance therewith. Section 2.12 Voting by Corporations. (a) Voting by Corporate Shareholders. Any other domestic or foreign corporation for profit or not-for-profit that is a shareholder of the corporation may vote by any of its officers or agents, or by proxy appointed by any officer or agent, unless some other person, by resolution of the board of directors of the other corporation or a provision of its articles or bylaws, a copy of which resolution or provision certified to be correct by one of its officers has been filed with the secretary, is appointed its general or special proxy in which case that person shall be entitled to vote the shares. (b) Controlled Shares. Shares of the corporation owned, directly or indirectly, by it and controlled, directly or indirectly, by the board of directors of the corporation, as such, shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares for voting purposes at any given time. Section 2.13 Determination of Shareholders of Record. (a) Fixing Record Date. The board of directors may fix a time prior to the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, or to vote at, the meeting, which time, except in the case of an adjourned meeting, shall be not more than ninety (90) calendar days prior to the date of the meeting of shareholders. Only shareholders of record on the date fixed shall be so entitled notwithstanding any transfer of shares on the books of the corporation after any record date fixed as provided in this Section 2.13(a). The board of directors may similarly fix a record date for the determination of shareholders of record for any other purpose, except that the record date fixed to determine the holders of Preferred Stock entitled to receive dividends thereon shall not precede the respective dividend payment date by more than forty (40) calendar days. When a determination of shareholders of record has been made as provided in this Section 2.13(a) for purposes of a meeting, the determination shall apply to any adjournment thereof unless the board fixes a new record date for the adjourned meeting. (b) Determination When Record Date Is Not Fixed. If a record date is not fixed: (i) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, and (ii) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

7 (c) Certification by Nominee. The board of directors may adopt a procedure whereby a shareholder of the corporation may certify in writing to the corporation that all or a portion of the shares registered in the name of the shareholder are held for the account of a specified person or persons. Upon receipt by the corporation of a certification complying with the procedure, the persons specified in the certification shall be deemed, for the purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification. Section 2.14 Voting Lists. (a) General Rule. The officer or agent having charge of the transfer books for shares of the corporation shall make a complete list of the shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order, with the address of and the number of shares held by each. This Section 2.14(a) does not require the corporation to include electronic mail addresses or other electronic contact information on the list. The corporation shall not be required to produce or make available to its shareholders a list of shareholders in connection with any meeting of its shareholders for which a judge or judges of election are appointed, but such a list shall be furnished to the judge or judges of election. (b) Effect of List. Failure to comply with the requirements of this Section 2.14 shall not affect the validity of any action taken at a meeting prior to a demand at the meeting by any shareholder entitled to vote thereat to examine the list. The original share register or transfer book, or a duplicate thereof kept in the Commonwealth of Pennsylvania, shall be prima facie evidence as to who are the shareholders entitled to examine the list or share register or transfer book or to vote at any meeting of shareholders. Section 2.15 Judges of Election. (a) Appointment. In advance of any meeting of shareholders of the corporation, the board of directors may appoint judges of election, who need not be shareholders, to act at the meeting or any adjournment thereof. If judges of election are not so appointed, the presiding officer of the meeting may, and at the request of any shareholder shall, appoint judges of election at the meeting. The number of judges shall be one or three. A person who is a candidate for an office to be filled at the meeting shall not act as a judge. (b) Vacancies. In case any person appointed as a judge fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the board of directors in advance of the convening of the meeting or at the meeting by the presiding officer thereof. (c) Duties. The judges of election shall (i) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies, (ii) receive votes or ballots, (iii) hear and determine all challenges and questions in any way arising in connection with the right to vote, (iv) count and tabulate all votes, (v) determine the result and (vi) do such acts as may be proper to conduct the election or vote with fairness to all shareholders. The judges of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three judges of election, the decision, act, or certificate of a majority shall be effective in all respects as the decision, act, or certificate of all.

8 (d) Report. On request of the presiding officer of the meeting or of any shareholder, the judges shall make a report in writing of any challenge, question, or matter determined by them, and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated therein. Section 2.16 Minors as Security Holders. The corporation may treat a minor who holds shares or obligations of the corporation as having capacity to receive and to empower others to receive dividends, interest, principal and other payments or distributions, to vote or express consent or dissent and to make elections and exercise rights relating to such shares or obligations unless, in the case of payments or distributions on shares, the corporate officer responsible for maintaining the list of shareholders or the transfer agent of the corporation or, in the case of payments or distributions on obligations, the treasurer or paying officer or agent has received written notice that the holder is a minor. Section 2.17 Conduct of Business; Notice of Shareholder Proposals and Director Nominations; Proxy Access. (a) Annual Meetings of Shareholders. Nominations of persons for election to the board and the proposal of business other than nominations to be considered by the shareholders may be made at an annual meeting of shareholders only: (i) pursuant to the corporation’s notice of meeting (or any supplement thereto) with respect to such annual meeting given by or at the direction of the board, (ii) otherwise properly brought before such annual meeting by or at the direction of the board or (iii) by any shareholder of the corporation who (A) is a shareholder of record at the time of the giving of the notice provided for in this Section 2.17 through the date of such annual meeting, (B) is entitled to vote at such annual meeting and (C) complies with the notice procedures set forth in this Section 2.17 as applicable. For the avoidance of doubt, compliance with the foregoing clause (iii) shall be the exclusive means for a shareholder to make nominations, or to propose any other business (other than a proposal included in the corporation’s proxy materials pursuant to and in compliance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”)), at an annual meeting of shareholders. (b) Timing of Notice for Annual Meetings. In addition to any other applicable requirements, for nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to Section 2.17 (a)(iii), the shareholder must have given timely notice thereof in proper written form to the secretary, and, in the case of business other than nominations, such business must be a proper matter for shareholder action. To be timely, such notice must be received by the secretary at the principal executive offices of the corporation not later than the Close of Business (as defined below) on the one hundred twentieth (120th) day, or earlier than the Close of Business on the one hundred fiftieth (150th) day, prior to the first anniversary of the date on which the corporation first mailed its proxy materials to shareholders for the immediately preceding year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting of shareholders is more than thirty (30) days prior to, or more than sixty (60) days after, the first anniversary of the date of the preceding year’s annual meeting or if no annual meeting was held in the preceding year, to be timely, a shareholder’s notice must be so received not earlier than the Close of Business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the Close of Business on the later of (i) the ninetieth (90th) day prior to such annual meeting and (ii) the tenth (10th) day following the day on which public disclosure (as defined below) of the date of the meeting is first made by the corporation. In no event shall the adjournment, recess, postponement or rescheduling of an annual meeting (or the public disclosure thereof) commence a new time period (or extend any time period) for the giving of notice as described above.

9 (c) Form of Notice. To be in proper written form, the notice of any shareholder of record giving notice under this Section 2.17 (each, a “Noticing Party”) must set forth: (i) as to each person whom such Noticing Party proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), if any: (A) the name, age, business address, and residence address of such Proposed Nominee; (B) the principal occupation and employment of such Proposed Nominee; (C) a written questionnaire with respect to the background and qualifications of such Proposed Nominee, completed by such Proposed Nominee in the form required by the corporation (which form such Noticing Party shall request in writing from the secretary prior to submitting notice and which the secretary shall provide to such Noticing Party within ten (10) days after receiving such request); (D) a written representation and agreement completed by such Proposed Nominee in the form required by the corporation (which form such Noticing Party shall request in writing from the secretary prior to submitting notice and which the secretary shall provide to such Noticing Party within ten (10) days after receiving such request) providing that such Proposed Nominee: (I) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such Proposed Nominee, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or any Voting Commitment that could limit or interfere with such Proposed Nominee’s ability to comply, if elected as a director of the corporation, with such Proposed Nominee’s fiduciary duties under applicable law; (II) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director or nominee that has not been disclosed to the corporation; (III) will, if elected as a director of the corporation, comply with all applicable rules of any securities exchanges upon which the corporation’s securities are listed, the articles, these bylaws, all applicable publicly disclosed corporate governance, ethics, conflict of interest, confidentiality, stock ownership and trading policies and all other guidelines and policies of the corporation generally applicable to directors (which other guidelines and policies will be provided to such Proposed Nominee within five (5) business days after the secretary receives any written request therefor from such Proposed Nominee), and all applicable fiduciary duties under state law; (IV) consents to being named as a nominee in the corporation’s proxy statement and form of proxy for the meeting; (V) intends to serve a full term as a director of the corporation, if elected; (VI) consents to and will cooperate with any background checks, requests for information and regulatory filings and disclosures reasonably requested by the Board in connection with any regulations applicable to, or licenses held by, the corporation; and (VII) will provide facts, statements and other information in all communications with the corporation and its shareholders that are or will be true and correct in all material respects and that do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

10 (E) a description of all direct and indirect compensation and other material monetary agreements, arrangements or understandings, written or oral, during the past three (3) years, and any other material relationships, between or among such Proposed Nominee or any of such Proposed Nominee’s affiliates or associates (each as defined below), on the one hand, and any Noticing Party or any Shareholder Associated Person (as defined below), on the other hand, including, without limitation, (I) all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K under the Exchange Act as if such Noticing Party and any Shareholder Associated Person were the “registrant” for purposes of such rule and the Proposed Nominee were a director or executive officer of such registrant, and (II) all information that would be required to be disclosed pursuant to listing standards of each securities exchange upon which the corporation’s securities are listed; (F) a description of any business or personal interests that could place such Proposed Nominee in a potential conflict of interest with the corporation or any of its subsidiaries; and (G) all other information relating to such Proposed Nominee or such Proposed Nominee’s associates (as defined below) that would be required to be disclosed in a proxy statement or other filing required to be made by such Noticing Party or any Shareholder Associated Person in connection with the solicitation of proxies for the election of directors in a contested election or otherwise required pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (collectively, the “Proxy Rules”); (ii) as to any other business that such Noticing Party proposes to bring before the meeting: (A) a reasonably brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (B) the text of the proposal or business (including the complete text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the articles or these bylaws, the language of the proposed amendment); and (C) all other information relating to such business that would be required to be disclosed in a proxy statement or other filing required to be made by such Noticing Party or any Shareholder Associated Person in connection with the solicitation of proxies in support of such proposed business by such Noticing Party or any Shareholder Associated Person pursuant to the Proxy Rules; and (iii) as to such Noticing Party and each Shareholder Associated Person: (A) the name and address of such Noticing Party and each Shareholder Associated Person (including, as applicable, as they appear on the corporation’s books and records); (B) the class, series and number of shares of each class or series of capital stock (if any) of the corporation that are, directly or indirectly, owned beneficially or of record (specifying the type of ownership) by such Noticing Party or any Shareholder Associated Person (including any rights to acquire beneficial ownership at any time in the future); the date or dates on which such shares were acquired; and the investment intent of such acquisition;

11 (C) the name of each nominee holder for, and number of, any securities of the corporation owned beneficially but not of record by such Noticing Party or any Shareholder Associated Person and any pledge by such Noticing Party or any Shareholder Associated Person with respect to any of such securities; (D) a complete and accurate description of all agreements, arrangements or understandings, written or oral, (including any derivative or short positions, profit interests, hedging transactions, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, repurchase agreements or arrangements, borrowed or loaned shares and so-called “stock borrowing” agreements or arrangements) that have been entered into by, or on behalf of, such Noticing Party or any Shareholder Associated Person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the price of any securities of the corporation, or maintain, increase or decrease the voting power of such Noticing Party or any Shareholder Associated Person with respect to securities of the corporation, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the corporation and without regard to whether such agreement, arrangement or understanding is required to be reported on a Schedule 13D, 13F or 13G in accordance with the Exchange Act (any of the foregoing, a “Derivative Instrument”); (E) any substantial interest, direct or indirect (including any existing or prospective commercial, business or contractual relationship with the corporation), by security holdings or otherwise, of such Noticing Party or any Shareholder Associated Person in the corporation or any affiliate thereof, other than an interest arising from the ownership of corporation securities where such Noticing Party or such Shareholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series; (F) a complete and accurate description of all agreements, arrangements or understandings, written or oral, (I) between or among such Noticing Party and any of the Shareholder Associated Persons or (II) between or among such Noticing Party or any Shareholder Associated Person and any other person or entity (naming each such person or entity), including, without limitation, (x) any proxy, contract, arrangement, understanding or relationship pursuant to which such Noticing Party or any Shareholder Associated Person, directly or indirectly, has a right to vote any security of the corporation (other than any revocable proxy given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), (y) any understanding, written or oral, that such Noticing Party or any Shareholder Associated Person may have reached with any shareholder of the corporation (including the name of such shareholder) with respect to how such shareholder will vote such shareholder’s shares in the corporation at any meeting of the corporation’s shareholders or take other action in support of any Proposed Nominee or other business, or other action to be taken, by such Noticing Party or any Shareholder Associated Person and (z) any other agreements that would be required to be disclosed by such Noticing Party, any Shareholder Associated Person or any other person or entity pursuant to Item 5 or Item 6 of a Schedule 13D pursuant to Section 13 of the Exchange Act (regardless of whether the requirement to file a Schedule 13D is applicable to such Noticing Party, such Shareholder Associated Person or such other person or entity);

12 (G) any rights to dividends on the shares of the corporation owned beneficially by such Noticing Party or any Shareholder Associated Person that are separated or separable from the underlying shares of the corporation; (H) any proportionate interest in shares of the corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership, limited liability company or similar entity in which such Noticing Party or any Shareholder Associated Person is (I) a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership or (II) the manager, managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of such limited liability company or similar entity; (I) any significant equity interests or any Derivative Instruments in any principal competitor of the corporation held by such Noticing Party or any Shareholder Associated Person; (J) any direct or indirect interest of such Noticing Party or any Shareholder Associated Person in any contract with the corporation, any affiliate of the corporation or any principal competitor of the corporation (including, without limitation, any employment agreement, collective bargaining agreement or consulting agreement); (K) a description of any material interest of such Noticing Party or any Shareholder Associated Person in the business proposed by such Noticing Party, if any, or the election of any Proposed Nominee; (L) a representation that (I) neither such Noticing Party nor any Shareholder Associated Person has breached any contract or other agreement, arrangement or understanding with the corporation except as disclosed to the corporation pursuant hereto and (II) such Noticing Party and each Shareholder Associated Person has complied, and will comply, with all applicable requirements of state law and the Exchange Act with respect to matters set forth in this Section 2.17; (M) a complete and accurate description of any performance-related fees (other than an asset-based fee) to which such Noticing Party or any Shareholder Associated Person may be entitled as a result of any increase or decrease in the value of the corporation’s securities or any Derivative Instruments, including, without limitation, any such interests held by members of such Noticing Party’s or any Shareholder Associated Person’s immediate family sharing the same household; (N) a description of the investment strategy or objective, if any, of such Noticing Party or any Shareholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, and other marketing materials, if any provided to investors or potential investors in the Noticing Party or any Shareholder Associated Person; (O) all information that would be required to be set forth in a Schedule 13D filed pursuant to Rule 13d-1(a) under the Exchange Act or an amendment pursuant to Rule 13d-2(a) under the Exchange Act if such a statement were required to be filed under the Exchange Act by such Noticing Party or any Shareholder Associated Person, or such Noticing Party’s or any Shareholder Associated Person’s associates, (regardless of whether such person or entity is actually required to file a Schedule 13D);

13 (P) a certification regarding whether such Noticing Party and each Shareholder Associated Person has complied with all applicable federal, state, and other legal requirements in connection with such person’s acquisition of shares of capital stock or other securities of the corporation and such person’s acts or omissions as a shareholder of the corporation, if such person is or has been a shareholder of the corporation; and (Q) all other information relating to such Noticing Party or any Shareholder Associated Person, or such Noticing Party’s or any Shareholder Associated Person’s associates, that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of the business proposed by such Noticing Party, if any, or for the election of any Proposed Nominee in a contested election or otherwise pursuant to the Proxy Rules; provided, however, that the disclosures in the foregoing subclauses (A) through (Q) shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Noticing Party solely as a result of being the shareholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner. (iv) a representation that such Noticing Party intends to appear in person or by proxy at the meeting to bring such business before the meeting or nominate any Proposed Nominees, as applicable, and an acknowledgment that, if such Noticing Party (or a Qualified Representative (as defined below) of such Noticing Party) does not appear to present such business or Proposed Nominees, as applicable, at such meeting, the corporation need not present such business or Proposed Nominees for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the corporation; (v) a complete and accurate description of any pending or, to such Noticing Party’s knowledge, threatened legal proceeding in which such Noticing Party or any Shareholder Associated Person is a party or participant involving the corporation or, to such Noticing Party’s knowledge, any current or former officer, director, affiliate, or associate of the corporation; (vi) identification of the names and addresses of other shareholders (including beneficial owners) known by such Noticing Party to support the nomination(s) or other business proposal(s) submitted by such Noticing Party and, to the extent known, the class and number of all shares of the corporation’s capital stock owned beneficially or of record by such other shareholder(s) or other beneficial owner(s); and (vii) a representation from such Noticing Party as to whether such Noticing Party or any Shareholder Associated Person intends or is part of a group that intends (A) to deliver a proxy statement and/or form of proxy to a number of holders of the corporation’s voting shares reasonably believed by such Noticing Party to be sufficient to approve or adopt the business to be proposed or elect the Proposed Nominees, as applicable, (B) to solicit proxies in support of director nominees other than the Corporation’s nominees (as defined below) in accordance with Rule 14a-19 under the Exchange Act or (C) to engage in a solicitation (within the meaning of Exchange Act Rule 14a-1(l) with respect to the nomination or other business, as applicable, and if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation.

14 (d) Additional Information. In addition to the information required pursuant to the foregoing provisions of this Section 2.17, the corporation may require any Noticing Party to furnish such other information as the corporation may reasonably require to determine the eligibility or suitability of a Proposed Nominee to serve as a director of the corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such Proposed Nominee, under the listing standards of each securities exchange upon which the corporation’s securities are listed, any applicable rules of the Securities and Exchange Commission, any publicly disclosed standards used by the board in selecting nominees for election as a director and for determining and disclosing the independence of the corporation’s directors, including those applicable to a director’s service on any of the committees of the board, or the requirements of any other laws or regulations applicable to the corporation. If requested by the corporation, any supplemental information required under this paragraph shall be provided by a Noticing Party within ten (10) days after it has been requested by the corporation. In addition, the board may require any Proposed Nominee to submit to interviews with the board or any committee thereof, and such Proposed Nominee shall make himself or herself available for any such interviews within ten (10) days following the date of any request therefor from the Board or any committee thereof. (e) Proxy Access for Director Nominations. (i) Inclusion in Annual Meeting Proxy Statement. The corporation shall include in its proxy statement for an annual meeting of shareholders the name, together with the Required Information (as defined below), of any person nominated for election (a “Shareholder Nominee”) to the board of directors by a shareholder that satisfies, or by a group of no more than twenty shareholders that, collectively, satisfy, the requirements of this Section 2.17(e) (an “Eligible Shareholder”), and that expressly elects at the time of providing the notice required by this Section 2.17(e) (the “Nomination Notice”) to have its nominee or nominees included in the corporation’s proxy materials pursuant to this Section 2.17(e). For the avoidance of doubt, the provisions of this Section 2.17(e) shall not apply to a special meeting of shareholders, and the corporation shall not be required to include a Shareholder Nominee in the corporation’s proxy statement or form of proxy or ballot for any special meeting of shareholders pursuant to this Section 2.17(e). (ii) Timeliness. A shareholder’s Nomination Notice shall be timely if it is delivered to or mailed and received by the secretary at the principal executive offices of the corporation in accordance with the deadline for notices as set forth in Section 2.17(b). (iii) Required Information. For purposes of this Section 2.17(e), the “Required Information” that the corporation will include in its proxy statement is (A) the information concerning the Shareholder Nominee and the Eligible Shareholder that the corporation determines is required to be disclosed in the corporation’s proxy statement by the regulations promulgated under the Exchange Act; and (B) if the Eligible Shareholder so elects, a Statement (as defined in Section 2.17(e)(vii)). To be timely, the Required Information must be delivered to or mailed and received by the secretary of the corporation within thirty (30) days after the deadline for Nomination Notices set forth in Section 2.17(e)(ii). (iv) Number of Shareholder Nominees. The number of Shareholder Nominees (including Shareholder Nominees that were submitted by an Eligible Shareholder for inclusion in the corporation’s proxy materials pursuant to this Section 2.17(e) but are subsequently withdrawn) appearing in the corporation’s proxy materials with respect to an annual meeting of shareholders shall not exceed twenty percent of the number of directors in office as of the last day on which a Nomination Notice may be

15 delivered pursuant to this Section 2.17(e), or if such amount is not a whole number, the closest whole number below twenty percent, but not less than two (the “Permitted Number”); provided that (A) if one or more vacancies for any reason occurs on the board of directors at any time after the deadline for Nomination Notices set forth in Section 2.17(e)(ii) and before the date of the applicable annual meeting of shareholders and the board of directors resolves to reduce the size of the board of directors in connection therewith, the Permitted Number shall be calculated based on the number of directors in office as so reduced and (B) the Permitted Number shall be reduced for each annual meeting (but not more than two annual meetings) for each Shareholder Nominee that the board of directors decides to nominate for election at such annual meeting. If the number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 2.17(e) exceeds the Permitted Number, each Eligible Shareholder shall select one of its Shareholder Nominees for inclusion in the corporation’s proxy materials. If the Permitted Number is not reached after each Eligible Shareholder has selected one Shareholder Nominee for inclusion in the corporation’s proxy materials, each Eligible Shareholder shall select one Shareholder Nominee, going in order of the amount (largest to smallest) of shares of the capital stock of the corporation each Eligible Shareholder disclosed as owned in its respective Nomination Notice submitted to the corporation, until the Permitted Number is reached, and all remaining Shareholder Nominees in excess of the Permitted Number shall be excluded from the corporation’s proxy materials. (v) Ownership for Purposes of Section 2.17(e). For purposes of this Section 2.17(e), an Eligible Shareholder shall be deemed to “own” only those outstanding shares of the capital stock of the corporation as to which the shareholder possesses both (A) the full voting and investment rights pertaining to the shares and (B) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (A) and (B) shall not include any shares (I) sold by such shareholder or any of its affiliates in any transaction that has not been settled or closed, (II) borrowed by such shareholder or any of its affiliates for any purposes or purchased by such shareholder or any of its affiliates pursuant to an agreement to resell or (III) subject to any Derivative Instrument. A shareholder shall “own” shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A person’s ownership of shares shall be deemed to continue during any period in which (X) the person has loaned such shares, provided that the person has the power to recall such loaned shares on not more than five (5) business days’ notice, or (Y) the person has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the person. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the capital stock of the corporation are “owned” for these purposes shall be determined by the board of directors, which determination shall be conclusive and binding on the corporation and its shareholders. An Eligible Shareholder shall include in its Nomination Notice the number of shares it is deemed to own for the purposes of this Section 2.17(e). (vi) Eligible Shareholder. An Eligible Shareholder must have owned (as defined in Section 2.17(e)(v)) continuously for at least three (3) years that number of shares of capital stock as shall constitute three (3) percent or more of the outstanding capital stock of the corporation (the “Required Shares”) as of both (A) a date within seven (7) calendar days prior to the date of the Nomination Notice and (B) the record date for determining shareholders entitled to vote at the annual meeting. For purposes of satisfying the ownership requirements under this Section 2.17(e), (X) the shares of the capital stock of the corporation owned by one or more shareholders, or by the person or persons who own shares of the capital stock of the corporation and on whose behalf any shareholder is acting, may be aggregated, provided that the number of shareholders and other persons whose ownership of shares of capital stock

16 of the corporation is aggregated for such purpose shall not exceed twenty, and (Y) two or more related funds will be treated as one shareholder or person for this purpose if such funds are (I) under common management and investment control, or (II) under common management and funded by a single employer, or (III) a “group of investment companies” as such term is defined in section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended. No person may be a member of more than one group of persons constituting an Eligible Shareholder under this Section 2.17(e). Within the time period specified in this Section 2.17(e) for providing the Nomination Notice, an Eligible Shareholder must provide the following information in writing to the secretary of the corporation: (A) one or more written statements from each record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year holding period) verifying that, as of a date within seven (7) calendar days prior to the date of the Nomination Notice, the Eligible Shareholder owns, and has owned continuously for the preceding three (3) years, the Required Shares, and the Eligible Shareholder’s agreement to provide, within three (3) business days after the record date for the annual meeting, written statements from the record holder and intermediaries verifying the Eligible Shareholder’s continuous ownership of the Required Shares through the record date and, in the case of loaned shares, a written statement to the effect that the person will recall such loaned shares prior to the record date for the annual meeting and hold such shares on the record date or will revoke delegated voting authority with respect to such shares and vote such shares at the annual meeting, and, in the case of shares held by two or more related funds, documentation that demonstrates to the reasonable satisfaction of the corporation that the funds are (I) under common management and investment control, or (II) under common management and funded by a single employer, or (III) a “group of investment companies” as such term is defined in section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended; (B) the written consent of each Shareholder Nominee to being named in the proxy statement as a nominee and to serving as a director if elected, together with the information and representations that would be required to be set forth in a shareholder’s notice of a nomination pursuant to Section 2.17(c) and (d) as if the Shareholder Nominee was the Proposed Nominee and as if the Eligible Shareholder (including each shareholder whose stock ownership is counted for purposes of qualifying as an Eligible Shareholder) were the Noticing Party; (C) a copy of the Schedule 14N that has been filed with the Securities and Exchange Commission as required by Rule 14a-18 under the Exchange Act, as such rule may be amended; (D) a representation that the Eligible Shareholder (including each member of any group of shareholders that together is an Eligible Shareholder under this Section 2.17(e)) (I) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the corporation, and does not presently have such intent, (II) has not nominated and will not nominate for election to the board of directors at the annual meeting any person other than the Shareholder Nominee(s) being nominated pursuant to this Section 2.17(e), (III) has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Shareholder Nominee or a nominee of the board of directors, (IV) will not distribute to any shareholder any form of proxy for the annual meeting other than the form distributed by the corporation, (V) intends to own the Required Shares through the date of the annual meeting, (VI) has no present

17 intention to dispose of the Required Shares within one (1) year following the annual meeting if one or more of the Eligible Shareholder’s Shareholder Nominees is elected (it being understood that the Eligible Shareholder may disclaim any such representation regarding shares as to which the Eligible Shareholder has delegated investment power to an independent investment manager or shares held in or by an index fund), (VII) will provide facts, statements and other information in all communications with the corporation and its shareholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, and (VIII) otherwise will comply with all applicable laws, rules, regulations and listing standards in connection with any actions taken pursuant to this Section 2.17(e); (E) in the case of a nomination by a group of shareholders that together is an Eligible Shareholder, the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating shareholder group with respect to the nomination and matters thereto, including withdrawal of the nomination; and (F) an undertaking that the Eligible Shareholder (including each member of any group of shareholders that together is an Eligible Shareholder) agrees to (I) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Shareholder’s communications with the shareholders of the corporation or out of the information that the Eligible Shareholder provided to the corporation, (II) indemnify and hold harmless the corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the corporation or any of its directors, officers, or employees arising out of any nomination submitted by the Eligible Shareholder pursuant to this Section 2.17(e), (III) comply with all other laws, rules, regulations and listing standards applicable to any solicitation in connection with the annual meeting, and (IV) provide to the corporation prior to the annual meeting such additional information as necessary with respect thereto, including prompt notice if the Eligible Shareholder ceases to own any of the Required Shares prior to the date of the annual meeting of shareholders and if any information or communications provided by the Eligible Shareholder to the corporation ceases to be true and correct in any respect or omits a fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Shareholder shall promptly notify the secretary of the corporation of any such inaccuracy or omission in such previously provided information and of the information that is required to make such information or communication true and correct. (vii) Statement. The Eligible Shareholder may provide to the secretary of the corporation, within the time period specified in this Section 2.17(e) for providing the Nomination Notice, a written statement for inclusion in the corporation’s proxy statement for the annual meeting, not to exceed five hundred words (excluding biographical and other information required to be disclosed in the corporation’s proxy statement by the regulations promulgated under the Exchange Act), in support of the candidacy of all Shareholder Nominees nominated by the Eligible Shareholder (the “Statement”). Notwithstanding anything to the contrary contained in this Section 2.17, the corporation may omit from its proxy materials any information or Statement (or portion thereof) that it, in good faith, believes would violate any applicable law, rule, regulation or listing standard. Nothing in this Section 2.17 shall limit the corporation’s ability to solicit against and include in its proxy materials its own statements relating to any Shareholder Nominee.

18 (viii) Additional Information. If the Shareholder Nominee fails to provide requested information on a timely basis, the Shareholder Nominee will not be eligible for inclusion in the corporation’s proxy materials. (ix) Eligibility for Nomination at Subsequent Meetings. Any Shareholder Nominee who is included in the corporation’s proxy materials for a particular annual meeting of shareholders but either (A) withdraws from or becomes ineligible or unavailable for election at the annual meeting, or (B) does not receive at least twenty-five percent of the votes cast “for” the Shareholder Nominee’s election, will be ineligible to be a Shareholder Nominee pursuant to this Section 2.17(e) for the next two annual meetings of shareholders. Any Eligible Shareholder (including each shareholder whose stock ownership is counted for purposes of qualifying as an Eligible Shareholder) whose Shareholder Nominee is elected as a director at the annual meeting of shareholders will not be eligible to nominate or participate in the nomination of a Shareholder Nominee for the next two annual meetings of shareholders other than the nomination of such previously elected Shareholder Nominee, unless the board of directors nominates such previously elected Shareholder Nominee at a subsequent annual meeting. (x) Disqualification. The corporation shall not be required, pursuant to this Section 2.17(e), to include in its proxy materials for any meeting of shareholders a Shareholder Nominee (A) if the secretary of the corporation receives a notice that any shareholder has nominated a person for election to the board of directors pursuant to the advance notice requirements for shareholder nominations for director set forth in Section 2.17(a) through (d), (B) if the Eligible Shareholder who has nominated such Shareholder Nominee has engaged in or is currently engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Shareholder Nominee(s) or a nominee of the board of directors, (C) who is not independent under the under the listing standards of each securities exchange upon which the corporation’s securities are listed, as determined by the board of directors, (D) whose election as a member of the board of directors would cause the corporation to be in violation of the articles, these bylaws, the listing standards of the principal exchange upon which the corporation’s capital stock is traded, or any applicable state or federal law, rule or regulation, (E) who is or has been, within the past three (3) years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, (F) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years, (G) who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended, (H) if such Shareholder Nominee or the Eligible Shareholder who has nominated such Shareholder Nominee shall have provided information to the corporation with respect to such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which it was made, not misleading, as determined by the board of directors, (I) if the Eligible Shareholder ceases to be an Eligible Shareholder for any reason, including but not limited to not owning the Required Shares through the date of the applicable annual meeting, or (J) if the Eligible Shareholder or applicable Shareholder Nominee otherwise contravenes any of the agreements or representations made by such Eligible Shareholder or Shareholder Nominee or fails to comply with its obligations pursuant to this Section 2.17(e). For the purposes of this Section 2.17(e)(x), if an Eligible Shareholder is subject the conditions in clause (A), (B), (H), or (J), the corporation may exclude from its proxy materials all Shareholder Nominees nominated by such Eligible Shareholder or, if the proxy statement has already been filed, may declare all such Shareholder Nominees ineligible to stand for election or serve as a director; and if a Shareholder Nominee is subject to the conditions in clause (C), (D), (E), (F), (G) (H), (I), or (J), the corporation may declare such Shareholder Nominee ineligible and exclude

19 such Shareholder Nominee from the proxy materials, or, if the proxy statement has already been filed, may declare the Shareholder Nominee ineligible to stand for election or serve as a director. (xi) Invalidity. Notwithstanding anything to the contrary set forth herein, the board of directors or the person presiding at the meeting shall declare a nomination by an Eligible Shareholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the corporation, if (A) the Shareholder Nominee(s) and/or the applicable Eligible Shareholder shall have breached its or their obligations, agreements or representations under this Section 2.17(e), as determined by the board of directors or the person presiding at the annual meeting of shareholders, (B) the Shareholder Nominee(s) are determined to be ineligible to stand for election or serve as a director pursuant to Section 2.17(e)(x), or (C) the Eligible Shareholder (or a qualified representative thereof) does not appear at the annual meeting of shareholders to present any nomination pursuant to this Section 2.17(e). (xii) Filing of Solicitations and Other Communications. The Eligible Shareholder (including any person who owns shares of capital stock of the corporation that constitute part of the Eligible Shareholder’s ownership for purposes of satisfying Section 2.17(e)(vi) hereof) shall file with the Securities and Exchange Commission any solicitation or other communication with the corporation’s shareholders relating to the meeting at which the Shareholder Nominee will be nominated, regardless of whether any such filing is required under Regulation 14A of the Exchange Act or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A of the Exchange Act. (f) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting (or any supplement thereto). Nominations of persons for election to the board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the corporation’s notice of meeting (or any supplement thereto) (i) by or at the direction of the board or (ii) provided that one or more directors are to be elected at such meeting pursuant to the corporation’s notice of meeting, by any shareholder of the corporation who (A) is a shareholder of record on the date of the giving of the notice provided for in this Section 2.17(f) through the date of such special meeting, (B) is entitled to vote at such special meeting and upon such election and (C) complies with the notice procedures set forth in this Section 2.17(f). In addition to any other applicable requirements, for director nominations to be properly brought before a special meeting by a shareholder pursuant to the foregoing clause (ii), such shareholder must have given timely notice thereof in proper written form to the secretary. To be timely, such notice must be received by the secretary at the principal executive offices of the corporation not earlier than the Close of Business on the one hundred twentieth (120th) day prior to such special meeting and not later than the Close of Business on the later of (x) the ninetieth (90th) day prior to such special meeting and (y) the tenth (10th) day following the day on which public disclosure of the date of the meeting is first made by the corporation. In no event shall an adjournment, recess, postponement or rescheduling of a special meeting (or the public disclosure thereof) commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. To be in proper written form, such notice shall include all information required pursuant to Section 2.17(c) above, and such shareholder and any Proposed Nominee shall comply with Section 2.17(d) above, as if such notice were being submitted in connection with an annual meeting of shareholders.

20 (g) General. (i) No person shall be eligible for election as a director of the corporation unless the person is nominated by a shareholder in accordance with the procedures set forth in this Section 2.17 as applicable or the person is nominated by the board, and no business shall be conducted at a meeting of shareholders of the corporation except business brought by a shareholder in accordance with the procedures set forth in this Section 2.17 or by the board. The number of nominees a shareholder may nominate for election at a meeting may not exceed the number of directors to be elected at such meeting, and for the avoidance of doubt, no shareholder shall be entitled to make additional or substitute nominations following the expiration of the time periods set forth in Section 2.17(b) and Section 2.17(f), as applicable. Except as otherwise provided by law, the presiding officer of a meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these bylaws, and, if the presiding officer of the meeting determines that any proposed nomination or business was not properly brought before the meeting, the presiding officer shall declare to the meeting that such nomination shall be disregarded or such business shall not be transacted, and no vote shall be taken with respect to such nomination or proposed business, in each case, notwithstanding that proxies with respect to such vote may have been received by the corporation. Notwithstanding the foregoing provisions of this Section 2.17, unless otherwise required by law, if the Noticing Party (or a Qualified Representative of the Noticing Party) proposing a nominee for director or business to be conducted at a meeting does not appear at the meeting of shareholders of the corporation to present such nomination or propose such business, such proposed nomination shall be disregarded or such proposed business shall not be transacted, as applicable, and no vote shall be taken with respect to such nomination or proposed business, notwithstanding that proxies with respect to such vote may have been received by the corporation. (ii) A Noticing Party shall update such Noticing Party’s notice provided under the foregoing provisions of this Section 2.17, if necessary, such that the information provided or required to be provided in such notice shall be true and correct (A) as of the record date for determining the shareholders entitled to receive notice of the meeting and (B) as of the date that is ten (10) business days prior to the meeting (or any postponement, rescheduling or adjournment thereof), and such update shall (I) be received by the secretary at the principal executive offices of the corporation (x) not later than the Close of Business five (5) business days after the record date for determining the shareholders entitled to receive notice of such meeting (in the case of an update required to be made under clause (A)) and (y) not later than the Close of Business seven (7) business days prior to the date for the meeting or, if practicable, any postponement, rescheduling or adjournment thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been postponed, rescheduled or adjourned) (in the case of an update required to be made pursuant to clause (B)), (II) be made only to the extent that information has changed since such Noticing Party’s prior submission and (III) clearly identify the information that has changed since such Noticing Party’s prior submission. For the avoidance of doubt, any information provided pursuant to this Section 2.17(f)(ii) shall not be deemed to cure any deficiencies in a notice previously delivered pursuant to this Section 2.17 and shall not extend the time period for the delivery of notice pursuant to this Section 2.17. If a Noticing Party fails to provide such written update within such period, the information as to which such written update relates may be deemed not to have been provided in accordance with this Section 2.17. An Eligible Shareholder shall comply with the requirements of this Section 2.17(f)(ii) as if the Eligible Shareholder were the Noticing Party.

21 (iii) If any information submitted pursuant to this Section 2.17 by any Noticing Party proposing individuals to nominate for election or reelection as a director or business for consideration at a shareholder meeting shall be inaccurate in any material respect, such information shall be deemed not to have been provided in accordance with this Section 2.17. Any such Noticing Party shall notify the secretary in writing at the principal executive offices of the corporation of any inaccuracy or change in any information submitted pursuant to this Section 2.17 (including if any Noticing Party or any Shareholder Associated Person no longer intends to solicit proxies in accordance with the representation made pursuant to Section 2.17(c)(vii)(B)) within two (2) business days after becoming aware of such inaccuracy or change, and any such notification shall (I) be made only to the extent that any information submitted pursuant to this Section 2.17 has changed since such Noticing Party’s prior submission and (II) clearly identify the information that has changed since such Noticing Party’s prior submission. Upon written request of the secretary on behalf of the board (or a duly authorized committee thereof), any such Noticing Party shall provide, within seven (7) business days after delivery of such request (or such other period as may be specified in such request), (A) written verification, reasonably satisfactory to the board, any committee thereof or any authorized officer of the corporation, to demonstrate the accuracy of any information submitted by such Noticing Party pursuant to this Section 2.17 and (B) a written affirmation of any information submitted by such Noticing Party pursuant to this Section 2.17 as of an earlier date. If a Noticing Party fails to provide such written verification or affirmation within such period, the information as to which written verification or affirmation was requested may be deemed not to have been provided in accordance with this Section 2.17. An Eligible Shareholder shall comply with the requirements of this Section 2.17(f)(iii) as if the Eligible Shareholder were the Noticing Party. (iv) If (A) any Noticing Party or any Shareholder Associated Person provides notice pursuant to Rule 14a-19(b) under the Exchange Act and (B) such Noticing Party or Shareholder Associated Person subsequently either (x) notifies the corporation that such Noticing Party or Shareholder Associated Person no longer intends to solicit proxies in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19 under the Exchange Act or (y) fails to comply with the requirements of Rules 14a-19(a)(2) or Rule14(a)(3) under the Exchange Act, then the corporation shall disregard any proxies or votes solicited for the Proposed Nominees proposed by such Noticing Party. Upon request by the corporation, if any Noticing Party or any Shareholder Associated Person provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such Noticing Party shall deliver to the secretary, no later than five (5) business days prior to the applicable meeting date, reasonable evidence that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied. An Eligible Shareholder shall comply with the requirements of this Section 2.17(f)(iv) as if the Eligible Shareholder were the Noticing Party. (v) In addition to complying with the foregoing provisions of this Section 2.17, a shareholder shall also comply with all applicable requirements of state law and the Exchange Act with respect to the matters set forth in this Section 2.17. Nothing in this Section 2.17 shall be deemed to affect any rights of (A) shareholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, (B) shareholders to request inclusion of nominees in the corporation’s proxy statement pursuant to the Proxy Rules or (C) the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the articles. (vi) For purposes of these bylaws, (A) “affiliate” and “associate” each shall have the respective meanings set forth in Rule 12b-2 under the Exchange Act; (B) “beneficial owner” or “beneficially owned” shall have the meaning set forth for such terms in Section 13(d) of the Exchange Act; (C) “Close of Business” shall mean 5:00 p.m. Eastern Time on any calendar day, whether or not the day is a business day; (D) “Corporation’s nominee(s)” shall mean any person(s) nominated by or at the direction

22 of the board; (E) “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act; (F) a “Qualified Representative” of a Noticing Party means (I) a duly authorized officer, manager or partner of such Noticing Party or (II) a person authorized by a writing executed by such Noticing Party (or a reliable reproduction or electronic transmission of the writing) delivered by such Noticing Party to the corporation prior to the making of any nomination or proposal at a shareholder meeting stating that such person is authorized to act for such Noticing Party as proxy at the meeting of shareholders, which writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, must be produced at the meeting of shareholders; and (G) “Shareholder Associated Person” shall mean, with respect to any Noticing Party, (I) any person directly or indirectly controlling, controlled by, under common control with such Noticing Party, (II) any member of the immediate family of such Noticing Party sharing the same household, (III) any person who is a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act (or any successor provision at law)) with, or is otherwise known by such Noticing Party or other Shareholder Associated Person to be acting in concert with, such Noticing Party or any other Shareholder Associated Person with respect to the stock of the corporation, (IV) any beneficial owner of shares of stock of the corporation owned of record by such Noticing Party or any other Shareholder Associated Person (other than a shareholder that is a depositary), (V) any affiliate or associate of such Noticing Party or any other Shareholder Associated Person, (VI) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such Noticing Party or any other Shareholder Associated Person with respect to any proposed business or nominations, as applicable, and (VII) any Proposed Nominee. ARTICLE III. Board of Directors Section 3.01 Powers. (a) General Rule. Unless otherwise provided by statute, all powers vested by law in the corporation shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the board of directors. (b) Directors. A director shall stand in a fiduciary relation to the corporation and shall perform his or her duties as a director, including his or her duties as a member of any committee of the board upon which he or she may serve, in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In performing his or her duties, a director shall be entitled to rely in good faith on information, opinions, reports, or statements, including financial statements and other financial data, in each case prepared or presented by any of the following: (i) One or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented. (ii) Counsel, public accountants, or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such person. (iii) A committee of the board upon which he or she does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

23 Section 3.02 Qualifications and Election of Directors. (a) Qualifications. Each director of the corporation shall be a natural person of full age who need not be a resident of the Commonwealth of Pennsylvania or a shareholder of the corporation, except as may be required under corporate governance principles approved by the board of directors. For purposes of Section 3.05, a director’s failure to hold the number of shares as and when required under corporate governance principles approved by the board of directors shall constitute cause for such director’s removal. (b) Election of Directors. Except as otherwise provided in these bylaws, directors of the corporation shall be elected by the shareholders only at an annual meeting of shareholders, unless such election of directors is required by the terms of any series of Preferred Stock. In elections for directors, voting need not be by ballot, unless required by vote of the shareholders before the voting for election of directors begins. Directors shall be elected by a plurality of the votes cast; provided, however, that in an election of directors that is not a Contested Election (as defined below), (i) if any nominee who is not an incumbent director receives a plurality of the votes cast but does not receive a majority of the votes cast, the resignation of such nominee referred to in Section 3.03(d) will be automatically accepted and (ii) if any nominee who is an incumbent director receives a plurality of the votes cast but does not receive a majority of the votes cast, the committee of the board authorized to nominate candidates for election to the board will make a recommendation to the board on whether to accept the director’s resignation referred to in Section 3.03(d) or whether other action should be taken. The director not receiving a majority of the votes cast will not participate in the committee’s recommendation or the board’s decision regarding the tendered resignation. The independent members of the board will consider the committee’s recommendation and publicly disclose the board’s decision and the basis for that decision within ninety (90) days from the date of the certification of the final election results. If less than two members of the committee are elected at a meeting for the election of directors, the independent members of the board who were elected shall consider and act upon the tendered resignation. For purposes of this paragraph, (x) “Contested Election” means an annual or special meeting of the corporation with respect to which (i) the secretary receives a notice that a shareholder has nominated or intends to nominate a person for election to the board of directors in compliance with the requirements for shareholder nominees for director set forth in Section 2.17 and (ii) such nomination has not been withdrawn by such shareholder on or prior to the tenth (10th) day before the corporation first mails its notice of meeting for such meeting to the shareholders and (y) a “majority of the votes cast” means that the number of shares voted “for” must exceed the number of shares voted “against” with respect to that director’s election. Section 3.03 Number and Term of Office. (a) Number. The board of directors shall consist of such number of directors as may be determined from time to time by resolution of a majority of the total number of directors that the corporation would have if there were no vacancies on the board, except as otherwise provided in the articles. (b) Term of Office. Each director shall hold office until the expiration of the term for which he or she was elected and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, or removal. A decrease in the number of directors shall not have the effect of shortening the term of any incumbent director.

24 (c) Resignation - General. Any director may resign at any time upon written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as shall be specified in the notice of resignation. (d) Irrevocable Resignation. Each person who is nominated to stand for election as a director in an election that is not a Contested Election shall, as a condition to such nomination, tender an irrevocable resignation in advance of the meeting for the election of directors. Such resignation will be effective if, pursuant to Section 3.02(b) of these bylaws, (a) in the case of a nominee who is not an incumbent director, such nominee does not receive a majority vote in an election that is not a Contested Election and (b) in the case of a nominee who is an incumbent director, such nominee does not receive a majority vote in an election that is not a Contested Election and the board accepts the resignation. (e) Annual Election of Directors. The directors shall not be classified in respect to the time for which they shall hold office. Except as otherwise provided in the express terms of any class or series of Preferred Stock with respect to the election of directors upon the occurrence of a default in the payment of dividends or in the performance of another express requirement of the terms of such Preferred Stock, the directors of the corporation shall be elected at each annual meeting of the shareholders for a one- year term expiring at the next annual meeting of the shareholders. Section 3.04 Vacancies. (a) General Rule. Except as may be otherwise provided with respect to directors elected by the holders of any series of Preferred Stock, a vacancy occurring on the board of directors, including, without limitation, a vacancy resulting from an increase in the number of directors or from the failure by shareholders to elect the full authorized number of directors, may only be filled by a majority vote of the remaining directors or by the sole remaining director in office. In the event of the death, resignation, or removal of a director during such director’s elected term of office, such director’s successor shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualified or until his or her earlier death, resignation, or removal. (b) Action by Resigned Directors. When one or more directors resign from the board effective at a future date, the directors then in office, including those who have so resigned, shall have power by the applicable vote to fill the vacancies, the vote thereon to take effect when the resignations become effective. Section 3.05 Removal of Directors. (a) Removal by the Shareholders. The entire board of directors or any individual director may be removed from office by vote of the shareholders entitled to vote thereon only for cause. In case the board or any one or more directors are so removed, new directors may be elected at the same meeting. The repeal of a provision of the articles or bylaws prohibiting, or the addition of a provision to the articles or bylaws permitting, the removal by the shareholders of the board or a director without assigning any cause shall not apply to any incumbent director during the balance of the term for which the director was elected. (b) Removal by the Board. The board of directors may declare vacant the office of a director who has been judicially declared of unsound mind or who has been convicted of an offense punishable by imprisonment for a term of more than one (1) year or if, within sixty (60) days after notice of his or her

25 selection, the director does not accept the office either in writing or by attending a meeting of the board of directors. Section 3.06 Place of Meetings; Use of Conference Telephone and Similar Equipment. Meetings of the board of directors may be held at such place, if any, within or without the Commonwealth of Pennsylvania as the board of directors may from time to time appoint or as may be designated in the notice of the meeting. Any director may participate in any meeting of the board of directors or a committee thereof by means of conference telephone or other electronic technology by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 3.06 shall constitute presence in person at the meeting. Section 3.07 Organization of Meetings. At every meeting of the board of directors, the chair of the board, if there be one, or, in the case of a vacancy in the office or absence of the chair of the board, the lead director, or, in the case of a vacancy in the office or absence of both the chair of the board and the lead director, a person chosen by a majority of the directors present, shall act as chair of the meeting. The secretary or, in the absence of the secretary, an assistant secretary, or, in the absence of the secretary and the assistant secretaries, any person appointed by the chair of the meeting, shall act as secretary of the meeting. Section 3.08 Regular Meetings. Regular meetings of the board of directors shall be held at such time and place, if any, as shall be designated from time to time by resolution of the board of directors. Section 3.09 Special Meetings. Special meetings of the board of directors shall be held whenever called by the chair of the board, the chief executive officer, the lead director, if there be one, or by two or more of the directors. Section 3.10 Notice of Meetings. Notice of a regular meeting of the board of directors need not be given. Notice of every special meeting of the board of directors shall be given to each director (a) by first class mail posted at least five (5) days before the date of the meeting, (b) by courier service or express mail at least 48 hours before the meeting or (c) by telephone, facsimile, e-mail or other electronic communication at least 24 hours before the meeting or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances. Every such notice shall state the time and place, if any, of the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board need be specified in a notice of the meeting. Section 3.11 Quorum of and Action by the Board of Directors. (a) General Rule. A majority of the directors in office of the corporation shall be necessary to constitute a quorum for the transaction of business, and except as otherwise provided in these bylaws, the acts of a majority of the directors present and voting at a meeting at which a quorum is present shall be the acts of the board of directors. (b) Action by Written Consent. Any action required or permitted to be approved at a meeting of the directors may be approved without a meeting if a consent or consents to the action in record form are signed, before, on or after the effective date of the action, by all of the directors in office on the date the first consent is signed. The consent or consents shall be filed with the minutes of the proceedings of the board of directors.

26 (c) Notation of Dissent. A director who is present at a meeting of the board of directors, or of a committee of the board, at which action on any corporate matter is taken on which the director is generally competent to act shall be presumed to have assented to the action taken unless his or her dissent is entered in the minutes of the meeting or unless the director files his or her written dissent to the action with the secretary of the meeting before the adjournment thereof or transmits the dissent in writing to the secretary immediately after the adjournment of the meeting. The right to dissent shall not apply to a director who voted in favor of the action. Nothing in this Section 3.11(c) shall bar a director from asserting that minutes of the meeting incorrectly omitted his or her dissent if, promptly upon receipt of a copy of such minutes, the director notifies the secretary, in writing, of the asserted omission or inaccuracy. Section 3.12 Committees of the Board. (a) Establishment and Powers. The board of directors may, by resolution adopted by a majority of the directors in office, establish one or more committees to consist of one or more directors of the corporation. Any committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all of the powers and authority of the board of directors except that a committee shall not have any power or authority as to the following: (i) The submission to shareholders of any action requiring approval of shareholders under the PBCL. (ii) The creation or filling of vacancies in the board of directors. (iii) The adoption, amendment, or repeal of these bylaws. (iv) The amendment or repeal of any resolution of the board that by its terms is amendable or repealable only by the board. (v) Action on matters committed by a resolution of the board of directors exclusively to another committee of the board. (b) Alternate Committee Members. The board may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee or for the purposes of any written action by the committee. In the absence or disqualification of a member and alternate member or members of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another director to act at the meeting in the place of the absent or disqualified member. (c) Term. Each committee of the board shall serve at the pleasure of the board. (d) Committee Procedures. The term “board of directors” or “board,” when used in any provision of these bylaws relating to the organization or procedures of or the manner of taking action by the board of directors, shall be construed to include and refer to any executive or other committee of the board.

27 Section 3.13 Compensation. The board of directors shall have the authority to fix the compensation of directors for their services as directors, and a director may be a salaried officer of the corporation. Section 3.14 Chair of the Board. Except as otherwise provided by these bylaws or by action of the board of directors, the chair of the board shall preside at all meetings of the shareholders and of the board of directors. The chair of the board shall perform such other duties as may from time to time be requested by the board of directors. The chair of the board shall be chosen from among the directors and may be an employee of the corporation, but need not be so employed, and may hold any other office of the corporation as from time to time may be determined by the board of directors. Section 3.15 Lead Director. The board of directors shall have the authority to elect a Lead Director with the responsibilities set forth in the corporation’s corporate governance principles. ARTICLE IV. Officers Section 4.01 Officers Generally. (a) Number, Qualifications and Designation. The officers of the corporation shall include a president, one or more vice presidents (which term shall include vice presidents, executive vice presidents and senior vice presidents), a secretary, a treasurer, and a chief executive officer, as the board of directors may designate by resolution, and such other officers as may be elected in accordance with the provisions of Section 4.03. Officers may but need not be directors or shareholders of the corporation. Officers shall be natural persons of full age. Any number of offices may be held by the same person. (b) Bonding. The corporation may secure the fidelity of any or all of its officers by bond or otherwise. (c) Duties. An officer shall perform such officer’s duties as an officer in good faith, in a manner such officer reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. A person who so performs such person’s duties shall not be liable by reason of having been an officer of the corporation. Section 4.02 Election, Term of Office, and Resignations. (a) Election and Term of Office. The officers of the corporation, except those elected by delegated authority pursuant to Section 4.03, shall be elected by the board of directors, and each such officer shall hold office at the discretion of the board until his or her death, resignation, or removal with or without cause. (b) Resignations. Any officer may resign at any time upon written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as may be specified in the notice of resignation.

28 Section 4.03 Subordinate Officers, Committees and Agents. The board of directors may from time to time elect such other officers and appoint such committees, employees or other agents as the business of the corporation may require, including without limitation, one or more vice presidents, one or more assistant secretaries and one or more assistant treasurers, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine. The board of directors may delegate to any officer or committee the power to elect subordinate officers and to retain or appoint employees or other agents, or committees thereof, and to prescribe the authority and duties of such subordinate officers, committees, employees, or other agents. Section 4.04 Removal of Officers and Agents. Any officer or agent of the corporation may be removed by the board of directors with or without cause. The removal shall be without prejudice to the contract rights, if any, of any person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. Section 4.05 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause, may be filled by the board of directors or by the officer or committee to which the power to fill such office has been delegated pursuant to Section 4.03, as the case may be, and if the office is one for which these bylaws prescribe a term, shall be filled for the unexpired portion of the term. Section 4.06 Authority. (a) General Rule. All officers of the corporation, as between themselves and the corporation, shall have such authority and perform such duties in the management of the corporation as may be provided by or pursuant to these bylaws or, in the absence of controlling provisions in these bylaws, as may be determined by or pursuant to resolutions or orders of the board of directors. (b) Chief Executive Officer. The board of directors shall designate from time to time by resolution a chief executive officer. Such chief executive officer may be, but need not be, the president or chair of the board. Section 4.07 The Chief Executive Officer. The chief executive officer may have general supervision over the business and operations of the corporation, subject however, to the control of the board of directors. The chief executive officer may sign, execute and acknowledge, in the name of the corporation, deeds, mortgages, bonds, contracts or other instruments, authorized by the board of directors, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors, or by these bylaws, to some other officer or agent of the corporation and, in general, may perform all duties incident to the office of chief executive officer and such other duties as from time to time may be assigned by the board of directors. Section 4.08 The President. The president may have general supervision over the business and operations of the corporation, subject however, to the control of the board of directors and the chief executive officer, as applicable. The president may sign, execute and acknowledge, in the name of the corporation, deeds, mortgages, bonds, contracts or other instruments, authorized by the board of directors, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors, or by these bylaws, to some other officer or agent of the corporation and, in general, may perform all duties incident to the office of president and such other duties as from time to time may be assigned by the board of directors or the chief executive officer.

29 Section 4.09 The Vice Presidents. The vice presidents (which term shall include vice presidents, senior executive vice presidents, executive vice presidents and senior vice presidents) shall perform such duties as may from time to time be assigned to them by the board of directors or by the chief executive officer. Section 4.10 The Secretary. The secretary or an assistant secretary shall attend all meetings of the shareholders and of the board of directors and shall record all the votes of the shareholders and of the directors and the minutes of the meetings of the shareholders and of the board of directors and of committees of the board in a book or books to be kept for that purpose; shall see that notices are given and records and reports properly kept and filed by the corporation as required by law; shall be the custodian of the seal of the corporation and see that it is affixed to all documents to be executed on behalf of the corporation under its seal; and, in general, shall perform all duties incident to the office of secretary, and such other duties as may from time to time be assigned by the board of directors or by the chief executive officer. Section 4.11 The Treasurer. The treasurer or an assistant treasurer shall have or provide for the custody of the funds or other property of the corporation; shall collect and receive or provide for the collection and receipt of moneys earned by or in any manner due to or received by the corporation; shall deposit all funds in his, her or its custody as treasurer in such banks or other places of deposit as the board of directors may from time to time designate; shall, whenever so required by the board of directors, render an account showing all transactions as treasurer and the financial condition of the corporation; and, in general, shall discharge such other duties as may from time to time be assigned by the board of directors or by the chief executive officer. Section 4.12 Salaries. The salaries of the officers elected by the board of directors shall be fixed from time to time by the board of directors or by such officer or committee as may be designated by resolution of the board. The salaries or other compensation of any other officers, employees and other agents shall be fixed from time to time by the officer or committee to which the power to elect such officers or to retain or appoint such employees or other agents has been delegated pursuant to Section 4.03. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that the officer is also a director of the corporation. ARTICLE V. Notices Section 5.01 Manner of Giving Notice. Whenever written notice is required to be given to any person under the provisions of the PBCL, or by the articles or these bylaws, it may be given to the person either personally or by sending a copy thereof (i) by first class or express mail, postage prepaid, or courier service, charges prepaid, to the postal address appearing on the books of the corporation, or, in the case of directors, supplied by the director to the corporation for the purpose of notice or (ii) by facsimile transmission, e-mail or other electronic communication to the person’s facsimile number or address for e-mail or other electronic communications supplied by that person to the corporation for the purpose of notice. If the notice is sent by mail or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or courier service for delivery to that person. If the notice is sent by facsimile transmission, e-mail, or other electronic communication, it shall be deemed to have been given to the person entitled thereto when sent. A notice of meeting shall specify the day and hour and geographic location, if any, of the meeting and any other information required by any other provision of the PBCL, the articles or these bylaws.

30 Section 5.02 Waiver of Notice. (a) Written Waiver. Whenever any notice is required to be given under the provisions of the PBCL, the articles or these bylaws, a waiver thereof, which is filed with the secretary in record form signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of the notice. Neither the business to be transacted at, nor the purpose of, a meeting need be specified in the waiver of notice of the meeting. (b) Waiver by Attendance. Attendance of a person at any meeting shall constitute a waiver of notice of the meeting except where a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Section 5.03 Modification of Proposal Contained in Notice. Whenever the language of a proposed resolution is included in a written notice of a meeting required to be given under the provisions of the PBCL or the articles or these bylaws, the meeting considering the resolution may without further notice adopt it with such clarifying or other amendments as do not enlarge its original purpose. Section 5.04 Exception to Requirement of Notice. Whenever any notice or communication is required to be given to any person under the provisions of the PBCL or by the articles or these bylaws or by the terms of any agreement or other instrument or as a condition precedent to taking any corporate action and communication with that person is then unlawful, the giving of the notice or communication to that person shall not be required. ARTICLE VI. Uncertificated Stock, Transfer, Etc. Section 6.01 Uncertificated Shares. (a) Uncertificated Shares. Except as otherwise specifically provided in the articles, shares of common stock and shares of any and all classes or series of any class of Preferred Stock shall be in the form of uncertificated shares. To the extent that shares of the corporation are certificated, certificates for shares of the corporation shall be in such form as approved by the board of directors. Notwithstanding this provision, any shares of the corporation represented by a physical stock certificate issued on or before July 24, 2018, including any certificates previously issued by PECO Energy Company and Philadelphia Electric Company, shall continue to be represented thereby until such physical stock certificate is surrendered to the corporation. (b) Statements. Within a reasonable time after the issuance or transfer of uncertificated shares, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates. Except as otherwise expressly provided by law, the rights and obligations of the holders of shares represented by certificates and the rights and obligations of the holders of uncertificated shares of the same class and series shall be identical. (c) Share Register. The share register or transfer books shall be kept by the secretary or by any transfer agent or registrar designated by the board of directors for that purpose.

31 Section 6.02 Transfer. Shares of the corporation represented by certificates shall be transferred on the share register or transfer books of the corporation upon surrender of the certificate therefor, endorsed by the person named in the certificate or by an attorney lawfully constituted in writing. No transfer shall be made inconsistent with the provisions of the Uniform Commercial Code, 13 Pa.C.S. §§ 8101 et seq., and its amendments and supplements. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be canceled, and the issuance of new equivalent uncertificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates. Section 6.03 Record Holder of Shares. The corporation shall be entitled to treat the person in whose name any share or shares of the corporation stand on the books of the corporation as the absolute owner thereof and shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares on the part of any other person. Section 6.04 Lost, Destroyed or Mutilated Certificates. The holder of any shares of the corporation shall immediately notify the corporation of any loss, destruction or mutilation of the certificate therefor, and the treasurer, the secretary or any assistant treasurer or assistant secretary of the corporation may direct new uncertificated shares to be issued to such holder, in case of mutilation of the certificate, upon the surrender of the mutilated certificate or, in case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction and, if any such officer shall so determine, the deposit of a bond in such form and in such sum, and with such surety or sureties, as any of them may direct. ARTICLE VII. Indemnification of Directors, Officers and Other Authorized Representatives; Personal Liability of Directors Section 7.01 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that such person is or was a director or an officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, its participants or beneficiaries (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent permitted or required by the PBCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful; provided, however, that, except as provided in Section 7.03 with respect to proceedings to enforce rights to indemnification or to advancement of expenses, the corporation shall

32 indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the board of directors of the corporation. The termination of any proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding the foregoing, in the case of any proceeding by or in the right of the corporation, no person shall be entitled to indemnification under this Section 7.01 if such person has been adjudged to be liable to the corporation unless and only to the extent that the court of common pleas of the judicial district embracing the county in which the registered office of the corporation is located or the court in which the action was brought determines upon application that, despite the adjudication or liability but in view of all of the circumstances of the case, the person is fairly and reasonably entitled to indemnity for the expenses that the court of common pleas or other court deems proper. Action with respect to an employee benefit plan taken or omitted in good faith by a representative of the corporation in a manner such representative reasonably believed to be in the interest of the participants and beneficiaries of the plan shall be deemed to be action in a manner that is not opposed to the best interests of the corporation. Section 7.02 Right to Advancement of Expenses. The right to indemnification conferred in Section 7.01 shall include the right to be paid by the corporation the expenses (including, without limitation, attorneys’ fees and expenses) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the PBCL so requires, an advancement of expenses incurred by an indemnitee shall be made only upon delivery to the corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such indemnitee is not entitled to be indemnified for such expenses under Section 7.01, Section 7.02 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections 7.01 and 7.02 shall be contract rights, and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the indemnitee’s heirs, executors, and administrators. Each person who shall act as an indemnitee of the corporation shall be deemed to be doing so in reliance upon the rights provided by this Article VII. Section 7.03 Right of Indemnitee to Bring Suit. If a claim under Section 7.01 or Section 7.02 is not paid in full by the corporation within sixty (60) calendar days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) calendar days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (a) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) any suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses if the indemnitee has not met any applicable standard for indemnification set forth in the PBCL. Neither the failure of the corporation (including its board of directors, independent legal counsel or shareholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the PBCL, nor an actual determination by the corporation (including its board of

33 directors, independent legal counsel or shareholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VII or otherwise shall be on the corporation. Section 7.04 Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article VII shall not be exclusive of, nor be deemed in limitation of, any other right to which any person may otherwise be or become entitled or permitted under any statute, the articles, these bylaws, any agreement, any vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding that office; provided, however, that no such indemnification shall be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness. Section 7.05 Insurance. The corporation may maintain insurance, at its expense, to protect itself and any current or former director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability, or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability, or loss under the PBCL. Section 7.06 Indemnification of Employees and Agents of the Corporation. The corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Article VII with respect to the indemnification and advancement of expenses of directors and officers of the corporation. Section 7.07 Interpretation; Amendments. Sections 7.01 through 7.07 of this Article VII are intended to constitute bylaws authorized by Section 1746 of the PBCL. Any repeal, amendment or modification of any provision contained in this Article VII shall, unless otherwise required by law, be prospective only (except to the extent any amendment or change in law permits the corporation to further limit or eliminate the liability of directors or officers) and shall not adversely affect any right or protection of any current or former director or officer of the corporation existing at the time of such repeal, amendment or modification with respect to any acts or omissions occurring prior to such repeal, amendment or modification. Section 7.08 Personal Liability of Directors. (a) A director shall not be personally liable, as such, for monetary damages (including, without limitation, any judgment, amount paid in settlement, penalty, punitive damages or expenses of any nature, including, without limitation, attorneys’ fees and disbursements) for any action taken, or any failure to take any action, before, on or after the date of these bylaws, unless: (i) the director has breached or failed to perform the duties of his or her office under Subchapter B of Chapter 17 of the PBCL; and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

34 (b) The provisions of Section 7.08(a) shall not apply to the responsibility or liability of a director pursuant to any criminal statute, or the liability of a director for the payment of taxes pursuant to federal, state, or local law. (c) No amendment, modification or repeal of this Section 7.08 shall have any effect on the liability or alleged liability of any director of the corporation for or with respect to any such act on the part of such director occurring prior to the effective date of such amendment, modification or repeal. ARTICLE VIII. Emergency Bylaws Section 8.01 Scope of Article. This Article shall be applicable during any emergency resulting from a catastrophe as a result of which a quorum of the board of directors cannot readily be assembled. To the extent not in conflict with this Article, these bylaws shall remain in effect during the emergency. Section 8.02 Special Meetings of the Board. A special meeting of the board of directors may be called by any director by means feasible at the time. Section 8.03 Emergency Committee of the Board. (a) Composition. The emergency committee of the board shall consist of nine persons standing highest on the following list who are available and able to act: The chief executive officer. Members of the board of directors. President. The individual who, immediately prior to the emergency, was the senior officer in charge of other operations. The individual who, immediately prior to the emergency, was the senior officer in charge of finance operations. Other officers. Where more than one person holds any of the listed ranks, the order of precedence shall be determined by length of time in rank. Each member of the emergency committee thus constituted shall continue to act until replaced by an individual standing higher on the list. The emergency committee shall continue to act until a quorum of the board of directors is available and able to act. If the corporation has no directors, the emergency committee shall cause a special meeting of shareholders for the election of directors to be called and held as soon as practicable. (b) Powers. The emergency committee shall have and may exercise all of the powers and authority of the board of directors, including the power to fill a vacancy in any office of the corporation or to designate a temporary replacement for any officer of the corporation who is unavailable, but shall not have the power to fill vacancies in the board of directors. (c) Quorum. A majority of the members of the emergency committee in office shall constitute a quorum. (d) Status. Each member of the emergency committee who is not a director shall during his or her service as such be entitled to the rights and immunities conferred by law, the articles and these

35 bylaws upon directors of the corporation and upon persons acting in good faith as a representative of the corporation during an emergency. ARTICLE IX. Miscellaneous Section 9.01 Corporate Seal. The corporation may have a corporate seal in the form of a circle containing the name of the corporation, the year of incorporation and such other details as may be approved by the board of directors from time to time. Section 9.02 Checks. All checks, notes, bills of exchange or other orders in writing shall be signed by such person or persons as the board of directors or any person authorized by resolution of the board of directors may from time to time designate. Section 9.03 Contracts. Except as otherwise provided in the PBCL in the case of transactions that require action by the shareholders, the board of directors may authorize any officer or agent to enter into any contract or to execute or deliver any instrument on behalf of the corporation, and such authority may be general or confined to specific instances. Section 9.04 Voting by the Corporation. Shares of or memberships in a domestic or foreign corporation for profit or not-for-profit other than the corporation, standing in the name of a shareholder or member that is the corporation, may be voted by the persons and in the manner provided for in the case of business corporations by Section 2.12(a) unless the laws of the jurisdiction in which the issuer of the shares or memberships is incorporated require the shares or memberships to be voted by some other person or persons or in some other manner in which case, to the extent that those laws are inconsistent herewith, this Section 9.04 shall not apply. Section 9.05 Interested Directors or Officers; Quorum. (a) General Rule. A contract or transaction between the corporation and one or more of its directors or officers or between the corporation and another domestic or foreign corporation for profit or not-for-profit, partnership, joint venture, trust or other enterprise in which one or more of its directors or officers are directors or officers or have a financial or other interest, shall not be void or voidable solely for that reason, or solely because the director or officer is present at or participates in the meeting of the board of directors that authorizes the contract or transaction, or solely because his, her or their votes are counted for that purpose, if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors and the board authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors even though the disinterested directors are less than a quorum; (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of those shareholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved, or ratified by the board of directors or the shareholders.

36 (b) Quorum. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board which authorizes a contract or transaction specified in Section 9.05(a). Section 9.06 Deposits. All funds of the corporation shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the board of directors may approve or designate, and all such funds shall be withdrawn only upon checks signed by such one or more officers or employees as the board of directors shall from time to time determine. Section 9.07 Corporate Records. (a) Required Records. The corporation shall keep complete and accurate books and records of account, minutes of the proceedings of the incorporators, shareholders and directors and a share register giving the names and addresses of all shareholders and the number and class of shares held by each. The share register shall be kept at the registered office of the corporation in the Commonwealth of Pennsylvania, at the corporation’s principal place of business wherever situated, at any actual business office of the corporation or at the office of its registrar or transfer agent. Any books, minutes or other records may be in written form or any other form capable of being converted into written form within a reasonable time. (b) Right of Inspection. Every shareholder shall, upon written verified demand stating the purpose thereof, have a right to examine, in person or by agent or attorney, during the usual hours for business for any proper purpose, the share register, books and records of account, and records of the proceedings of the incorporators, shareholders and directors and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to the interest of the person as a shareholder. In every instance where an attorney or other agent is the person who seeks the right of inspection, the demand shall be accompanied by a verified power of attorney or other writing that authorizes the attorney or other agent to so act on behalf of the shareholder. The demand shall be directed to the corporation at its registered office in the Commonwealth of Pennsylvania, at its principal place of business wherever situated, or in care of the person in charge of an actual business office of the corporation. Section 9.08 Fiscal Year. The fiscal year of the corporation shall begin on the first day of January in each year. Section 9.09 Amendment of Bylaws. (a) General Rule. Except as otherwise provided in the express terms of any series of the shares of the corporation, any one or more of the foregoing bylaws and, except as otherwise stated in this Section 9.09(a) or in the articles, any other bylaws made by the board of directors or shareholders may be amended, modified or repealed by the board of directors. The shareholders or the board of directors may adopt new bylaws except that the board of directors may not adopt, amend, modify or repeal bylaws that the PBCL specifies may be adopted only by shareholders, and the board of directors may not amend, modify or repeal any bylaw adopted by the shareholders that provides that it shall not be amended, modified or repealed by the board of directors. Notwithstanding the foregoing, except as otherwise provided in the express terms of any series of the shares of the corporation, any adoption of new bylaws, or amendment, modification or repeal of the bylaws, by the shareholders shall require the affirmative vote of at least a majority of the voting power of all shares of the corporation entitled to vote generally in the election of directors, voting together as a single class.

37 (b) Effective Date. Any change in these bylaws shall take effect when adopted unless otherwise provided in the resolution effecting the change. * * * * *